Exhibit 99.2

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Brownsville
Gridley
Live Oak
Marysville
Yuba City
Reno
Lake Tahoe
Auburn
Pollock Pines
Placerville
Cameron Park
El Dorado Hills
San Andreas
Arnold
Sonora
Twain Harte
Columbia
Angels Camp
Jamestown
Lakeport
Middletown
Kelseyville
Yuba City
Lincoln
Rocklin
Roseville
Natomas
Sacramento
Folsom
Elk Grove
Valley Springs
Sutter Creek
Antioch
Lodi
San Francisco
Copperopolis
Modesto
Turlock
Monterey
99
5
80
50
80
5
99

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Sacramento Regional Economy
Agriculture 1%
Construction 7%
Manufacturing 6%
Trade,Transportation & Utilities 16%
Information 3%
Financial Activities 7%
Professional & Business Services 13%
Educational & Health Services 9%
Leisure & Hospitality 9%
Other Services 4%
Government 25%

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Employment Growth in the Sacramento Region
historic
forecast
6%
4%
2%
0%
-2%
-4%
-6%
-8%
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Sacramento
Bay Area
California
US
CICG
All figures seasonally adjusted. Raw data is provided by EDD. Forecast by CICG 12/04.

Western Sierra Bancorp

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Assets
($ in millions)
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$475
$511
$678
$1,035
$1,198
2000
2001
2002
2003
2004

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Total Deposits
($ in millions)
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$434
$449
$589
$873
$1,023
2000
2001
2002
2003
2004

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Deposit Mix

$1,200
$1,000
$800
$600
$400
$200
$0
in millions
$ 434
$449
$589
$873
$1,023
52%
29%
19%
45%
33%
22%
42%
30%
27%
36%
39%
25%
39%
34%
27%
2000
2001
2002
2003
2004
Time
MMA/Savings
Checking

Western Sierra Bancorp

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Gross Loans
($ in millions)
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$329
$388
$539
$822
$937
2000
2001
2002
2003
2004

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Internal And Acquired Growth 1997 to 2004 (in Millions)
Internal Asset Growth $531
Acquired Assets $539
$250
$200
$150
$100
$50
$0
1997
1998
1999
2000
2001
2002
2003
2004
Internal
Acquisitions

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Loans / Assets
($ in millions)
Loans
Assets
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$329
$475
$388
$511
$539
$678
$819
$1,035
$937
$1,198
2000
2001
2002
2003
2004

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Loan Mix
(as of 12/31/04)
Other
.4%
Mtg Loans
11%
Lot/Land
9%
1-4 Const.
10%
SBA
2%
Ag
1%
Commercial
10%
Com'l R/E
46%
Com'l Const.
11%

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Non Performing / Avg Assets
0.60%
0.45%
0.30%
0.15%
0.00%
0.24%
0.52%
0.17%
0.15%
0.07%
2000
2001
2002
2003
2004

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Charge Offs and Provisions / Avg Loans
Prov / Avg Loans
C/O's / Avg Loans
0.60%
0.45%
0.30%
0.15%
0.00%
-0.15%
0.13%
0.26%
0.44%
0.36%
0.31%
-0.06%
0.06%
0.14%
0.08%
0.01%
2000
2001
2002
2003
2004

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Net Interest Margin
(Fully Tax Equivalent)
6.00%
5.00%
4.00%
3.00%
5.14%
5.02%
5.34%
5.16%
5.16%
2000
2001
2002
2003
2004

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Total Net Revenue with Internal Expense
Total Op Exp Less Merger Expense
Revenue and Expense Growth
Net Revenue Growth Rate 33%
Expense Growth Rate 24%
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$23,198
$15,459
$27,475
$17,876
$36,613
$23,146
$47,780
$28,101
$73,839
$36,379
2000
2001
2002
2003
2004

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Efficiency Ratio
(Without merger costs)
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
69.61%
63.24%
61.07%
56.51%
55.20%
2000
2001
2002
2003
2004

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Efficiency Ratio
75%
70%
65%
60%
55%
50%
Efficiency Ratio
1998
1999
2000
2001
2002
2003
2004
$1-5B Assets
Western Banks
WSBA

Western Sierra Bancorp

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Assets and Pre Tax Income per Employee

Pre Tax Income/FTE
Assets per FTE
$80
$70
$60
$50
$40
$30
$20
$10
$0
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2000
2001
2002
2003
2004
2000 2001 2002 2003 2004
Assets per FTE $2.1 $2.4 $2.7 $2.9 $3.8 (in millions)
Pre tax Income per FTE $30 $43 $51 $62 $68 (in thousands)
Year
Pre tax income/avg FTE
Assets per FTE

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Operating Expense * / Avg Assets
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
3.44%
3.37%
3.47%
3.09%
3.21%
2000
2001
2002
2003
2004

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Net Income (GAAP)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$3,884
$5,436
$8,004
$9,948
$15,036
2000
2001
2002
2003
2004

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Earnings Per Share
(no merger costs)
$2.00
$1.50
$1.00
$0.50
$0.76
$0.89
$1.26
$1.45
$1.91
$2.23
2000
2001
2002
2003
2004
2005 Est.

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Diluted Earnings per Share
EPS ($)
0.55
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

* Excludes Merger and one-time REIT charge.

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Return on Assets
1.5%
1.0%
0.5%
0.0%
1.07%
1.10%
1.31%
1.22%
1.33%
2000
2001
2002
2003
2004

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Return on Equity
ROE
ROE- Tangible
25.0%
20.0%
15.0%
10.0%
5.0%
14.21%
14.34%
14.47%
14.60%
16.91%
18.60%
15.61%
18.69%
14.95%
22.69%
2000
2001
2002
2003
2004

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[LOGO]

Western Sierra Bancorp

Sandler O’Neill 2005 West Coast
Financial Services Conference

March 9-11, 2005

Gary D. Gall

President / CEO

Phone (530) 677-5694

Email: ggall@wsnb.com

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of WSBA. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause results to differ include risks that are outlined in detail in the Company’s SEC filings.  Please refer to WSBA’s periodic reports that are filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2003 and our quarterly report on Form 10-Q for the most recent fiscal quarter.

WESTERN SIERRA BANCORP

NASD: “WSBA”

Over $1.2 Billion Assets

Premier multi-bank holding company in the Sacramento region

[GRAPHIC]

Western Sierra Bancorp

[LOGO]	Western Sierra Bank $550M in Assets 12 branches operating in Sacramento, El Dorado, Placer Counties

[LOGO]	Central California Bank $400M in Assets 12 branches operating in San Joaquin, Stanislaus, Calaveras, Amador, Tuolumne, Contra Costa Counties

[LOGO]	Auburn Community Bank $125M in Assets 2 branches operating in Placer County

[LOGO]	Lake Community Bank $120M in Assets 2 branches operating in Lake County

Our Formula For Success

•	Outstanding Asset Quality

•	Consistent Loan and Asset Growth

•	Strong Net Interest Margin

•	Low Operating Expenses

•	A Strong Efficiency Ratio

•	Consistent EPS Growth

•	Operating in Growing Markets

•	History of Successful M & A Integrations

[GRAPHIC]

The Market Opportunity

•           Diversified Market

•           Strong, Stable & Affordable Housing Market

•           Available land provides opportunity for growth and expansion

•           Strong & Stable Commercial Real Estate

•           Fastest Growing Community Bank in the Region

•           Continued migration of jobs and population from the Bay Area

•           Pockets of hyper growth in sub markets represent excellent Branch denovo opportunities

•           Numerous Community Banks represent potential partnership opportunities

Sacramento Regional Economy

[CHART]

Employment Growth in the Sacramento Region

[CHART]

All figures seasonally adjusted. Raw data is provided by EDD. Forecast by CICG 12/04.	[LOGO]

[LOGO]

WSBA M&A History – A Proven Track Record

Target	Date Completed	Deal Value	Total Assets	Operating Status
		($M)	($M)
Lake Community	4/99	$18.4	$86	Stand Alone
Roseville 1st	4/99	$8.8	$51	Merged with WSNB
Sentinel Community	5/00	$10.8	$94	Merged with CCB
Central California (“CCB”)	4/02	$9.2	$62	Stand Alone
Central Sierra (“CSB”)	7/03	$21.3	$148	Merged with CCB
Auburn Community	12/03	$22	$92	Stand Alone
Gold Country	Est. 04/05	$23.1	$135	Merge with WSNB

Assets

($ in millions)

[CHART]

Total Deposits

($ in millions)

[CHART]

Deposit Mix

[CHART]

[LOGO]

Gross Loans

($ in millions)

[CHART]

Internal And Acquired Growth 1997 to 2004 (in Millions)

[CHART]

Loans / Assets

($ in millions)

[CHART]

Loan Mix

(as of 12/31/04)

[CHART]

Non Performing / Avg Assets

[CHART]

Charge Offs and Provisions / Avg Loans

[CHART]

Net Interest Margin

(Fully Tax Equivalent)

[CHART]

Revenue and Expense Growth

[CHART]

Efficiency Ratio

(Without merger costs)

[CHART]

Efficiency Ratio

[CHART]

[LOGO]

Assets and Pre Tax Income per Employee

[CHART]

Operating Expense * / Avg Assets

[CHART]

*                 Excludes certain costs (i.e. mtg. commissions that do not generate assets)

Net Income (GAAP)

[CHART]

Earnings Per Share

(no merger costs)

[CHART]

Diluted Earnings per Share

[CHART]

*                 Excludes Merger and one-time REIT charge.

Return on Assets

[CHART]

Return on Equity

[CHART]

Analyst Coverage

	Sandler O'Neill	RBC Capital	Hoefer & Arnett	First Tenn.
Last Report	21-Jan-05	21-Jan-05	21-Jan-05	02-Feb-05
Analyst	Ramsey Gregg	Joe Morford	Don Worthington	Kenneth James
Rating	Buy	Sector Perform	Buy	Buy
Price Target	$41.00	$41.00	$42.00	$45.00
2005 EPS Est.	$2.26	$2.25	$2.25	$2.23
2006 EPS Est.	$2.59	$2.60	$2.65	$2.62

THREE SOURCES OF FUTURE GROWTH

•  Organic Growth

•  De Novo Branching

•  Mergers & Acquisitions

[GRAPHIC]

[GRAPHIC]

Objectives

Net Interest Margin > 5%

Efficiency Ratio 52%-56%

Consistent EPS Growth

Asset Quality – Top of Peer Group

Contact Information:

Gary D. Gall	Anthony J. Gould
President / CEO	Chief Financial Officer
Phone (530) 677-5694	Phone (530) 698-2234
Email: ggall@wsnb.com	Email: agould@wsnb.com